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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: APRIL 2, 2000



                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          Delaware                      0-26802                 58-2360335
-------------------------------   ---------------------   ----------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)      (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         On April 3, 2000, CheckFree Holdings Corporation announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act in connection with its acquisition of TransPoint expired on April 2, 2000.

         CheckFree's press release issued April 3, 2000 regarding the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act in connection with its acquisition of TransPoint is attached as an exhibit to this report and is incorporated in this Form 8-K by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      EXHIBITS.


                  EXHIBIT NO.                    DESCRIPTION

                       99 CheckFree Holdings Corporation's Press Release issued April 3, 2000, regarding the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act in connection with its acquisition of TransPoint.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHECKFREE HOLDINGS CORPORATION


Date:  April 3, 2000                   By:  /s/ Allen L. Shulman
                                           ------------------------------------
                                           Allen L. Shulman, Executive Vice
                                           President, Chief Financial Officer
                                           and General Counsel

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                                  EXHIBIT INDEX
                                  -------------


                  EXHIBIT NO.                    DESCRIPTION

                      99* CheckFree Holdings Corporation's Press Release issued April 3, 2000, regarding the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act in connection with its acquisition of TransPoint.

         ----------

         * Filed with this report.